DEBT	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
DEBT
6.	DEBT

Overview

All of the Company’s debt is senior unsecured debt and has equal priority with respect to the payment of both principal and interest. The indentures for the notes described below place certain restrictions on the Company, including limits on Apache’s ability to incur debt secured by certain liens and its ability to enter into certain sale and leaseback transactions. Upon certain changes in control, all of these debt instruments would be subject to mandatory repurchase, at the option of the holders. None of the indentures for the notes contain prepayment obligations in the event of a decline in credit ratings.

During 2013, Apache repaid the $500 million aggregate principal amount of 5.25 percent notes that matured on April 15, 2013 and the $400 million aggregate principal amount of 6.00 percent notes that matured on September 15, 2013 by borrowing under our commercial paper program.

In November 2013 the Company announced a cash tender offer to purchase up to $850 million aggregate principal amount of five series of its outstanding notes. On December 20, 2013, the Company accepted for purchase $669 million principal amount of its 2.625 percent notes due 2023 and $181 million principal amount of its 3.25 percent notes due 2022. Apache paid the holders an aggregate of approximately $811 million in cash reflecting principal, the discount to par, and accrued and unpaid interest.

In December 2013, Apache Finance Canada Corporation (Apache Finance Canada) fully redeemed $350 million principal amount of its 4.375 percent notes due in 2015. The notes were redeemed pursuant to the provisions of the note’s indenture. Apache paid the holders an aggregate of approximately $371 million in cash reflecting principal, the premium to par, and accrued and unpaid interest.

The Company recorded a net gain on extinguishment of debt totaling $16 million in connection with the cash tender offer and redemption of Apache Finance Canada notes.

The following table presents the carrying value of the Company’s debt at December 31, 2013 and 2012:

	December 31,
	2013	2012
	(In millions)
U.S.:
Money market lines of credit	$—	$13
Commercial paper	—	489
5.25% notes due 2013(1)	—	500
6.0% notes due 2013(1)	—	400
5.625% notes due 2017(1)	500	500
1.75% notes due 2017(1)	400	400
6.9% notes due 2018(1)	400	400
7.0% notes due 2018	150	150
7.625% notes due 2019	150	150
3.625% notes due 2021(1)	500	500
3.25% notes due 2022(1)	919	1,100
2.625% notes due 2023(1)	531	1,200
7.7% notes due 2026	100	100
7.95% notes due 2026	180	180
6.0% notes due 2037(1)	1,000	1,000
5.1% notes due 2040(1)	1,500	1,500
5.25% notes due 2042(1)	500	500
4.75% notes due 2043(1)	1,500	1,500
4.25% notes due 2044(1)	800	800
7.375% debentures due 2047	150	150
7.625% debentures due 2096	150	150

	9,430	11,682

Subsidiary and other obligations:
Argentina overdraft lines of credit	51	69
Canada lines of credit	2	9
Apache Finance Canada 4.375% notes due 2015(1)	—	350
Notes due in 2016 and 2017	1	1
Apache Finance Canada 7.75% notes due 2029	300	300

	354	729

Debt before unamortized discount	9,784	12,411
Unamortized discount	(59)	(66)

Total debt	$9,725	$12,345

Current maturities	$(53)	$(990)

Long-term debt	$9,672	$11,355

(1)	These notes are redeemable, as a whole or in part, at Apache’s option, subject to a make-whole premium. The remaining notes and debentures are not redeemable.

Debt maturities as of December 31, 2013, excluding discounts, are as follows:

(In millions)
2014	$53
2015	—
2016	1
2017	900
2018	550
Thereafter	8,280

Total Debt, excluding discounts	$9,784

Fair Value

The Company’s debt is recorded at the carrying amount, net of unamortized discount, on its consolidated balance sheet. The carrying amount of the Company’s commercial paper and uncommitted credit facilities and overdraft lines approximate fair value because the interest rates are variable and reflective of market rates. Apache uses a market approach to determine the fair value of its fixed-rate debt using estimates provided by an independent investment financial data services firm (a Level 2 fair value measurement).

	December 31, 2013		December 31, 2012
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In millions)
Money market lines of credit	$53	$53	$91	$91
Commercial paper	—	—	489	489
Notes and debentures	9,672	10,247	11,765	13,340

Total Debt	$9,725	$10,300	$12,345	$13,920

Money Market and Overdraft Lines of Credit

The Company has certain uncommitted money market and overdraft lines of credit that are used from time to time for working capital purposes. As of December 31, 2013, a total of $2 million was drawn on facilities in Canada and $51 million in Argentina, which was repaid in conjunction with the divestiture of our Argentine operations. As of December 31, 2012, a total of $22 million was drawn on facilities in the U.S. and Canada, and $69 million in Argentina.

Unsecured Committed Bank Credit Facilities

As of December 31, 2013, the Company had unsecured committed revolving syndicated bank credit facilities totaling $3.3 billion, of which $1.0 billion matures in August 2016 and $2.3 billion matures in June 2017. The facilities consist of a $1.7 billion facility and a $1.0 billion facility for the U.S., a $300 million facility in Australia, and a $300 million facility in Canada. In July 2013, we amended our $1.0 billion U.S. credit facility to conform certain representations, covenants, and events of default to those in our $1.7 billion U.S. credit facility. The amendments did not affect the amount or repayment terms of the $1.0 billion U.S. facility. As of December 31, 2013, aggregate available borrowing capacity under the Company’s credit facilities was $3.3 billion. The committed credit facilities are used to support Apache’s commercial paper program.

At the Company’s option, the interest rate for the facilities is based on a base rate, as defined, or the London Inter-bank Offered Rate (LIBOR) plus a margin determined by the Company’s senior long-term debt rating. The $1.7 billion credit facility also allows the Company to borrow under competitive auctions.

At December 31, 2013, the margin over LIBOR for committed loans was 0.875 percent on the $1.0 billion U.S. credit facility and 0.90 percent on each of the $1.7 billion U.S. credit facility, the $300 million Australian credit facility, and the $300 million Canadian credit facility. The Company also pays quarterly facility fees of 0.125 percent on the total amount of the $1.0 billion U.S. facility and 0.10 percent on the total amount of the other three facilities. The facility fees vary based upon the Company’s senior long-term debt rating.

The financial covenants of the credit facilities require the Company to maintain a debt-to-capitalization ratio of not greater than 60 percent at the end of any fiscal quarter. At December 31, 2013, the Company’s debt-to-capitalization ratio was 22 percent.

The negative covenants include restrictions on the Company’s ability to create liens and security interests on its assets, with exceptions for liens typically arising in the oil and gas industry, purchase money liens, and liens arising as a matter of law, such as tax and mechanics’ liens. The Company may incur liens on assets located in the U.S. and Canada of up to 5 percent of the Company’s consolidated assets, or approximately $3.1 billion as of December 31, 2013. There are no restrictions on incurring liens in countries other than the U.S. and Canada. There are also restrictions on Apache’s ability to merge with another entity, unless the Company is the surviving entity, and a restriction on its ability to guarantee debt of entities not within its consolidated group.

The facilities do not permit the lenders to accelerate payments or refuse to lend based on unspecified material adverse changes. The credit facility agreements do not have drawdown restrictions or prepayment obligations in the event of a decline in credit ratings. However, the agreements allow the lenders to accelerate payments and terminate lending commitments if Apache, or any of its U.S. or Canadian subsidiaries, defaults on any direct payment obligation in excess of the stated thresholds noted in the agreements or has any unpaid, non-appealable judgment against it in excess of the stated thresholds noted in the agreements.

The Company was in compliance with the terms of the credit facilities as of December 31, 2013.

Commercial Paper Program

The Company has available a $3.0 billion commercial paper program, which generally enables Apache to borrow funds for up to 270 days at competitive interest rates. The commercial paper program is fully supported by available borrowing capacity under committed credit facilities. Our 2013 weighted-average interest rate for commercial paper was 0.38 percent. If the Company is unable to issue commercial paper following a significant credit downgrade or dislocation in the market, the Company’s committed credit facilities, which expire in 2016 and 2017, are available as a 100 percent backstop. The Company used proceeds from divestitures to repay commercial paper and at year end had no outstanding balance. At December 31, 2012, the Company had $489 million in commercial paper outstanding.

Subsidiary Notes – Apache Finance Canada

Apache Finance Canada has approximately $300 million of publicly-traded notes due in 2029 that are fully and unconditionally guaranteed by Apache. For further discussion of subsidiary debt, please see Note 16—Supplemental Guarantor Information.

Financing Costs, Net

The following table presents the components of Apache’s financing costs, net:

	For the Year Ended December 31,
	2013	2012	2011
	(In millions)
Interest expense	$560	$501	$430
Amortization of deferred loan costs	8	7	5
Capitalized interest	(364)	(323)	(251)
Gain on extinguishment of debt	(16)	—	—
Interest income	(11)	(13)	(12)

Financing costs, net	$177	$172	$172

The Company has $59 million of debt discounts as of December 31, 2013, which will be charged to interest expense over the life of the related debt issuances. Discount amortization of $3 million, $3 million, and $2 million were recorded as interest expense in 2013, 2012, and 2011, respectively.

As of December 31, 2013 and 2012, the Company had approximately $73 million and $70 million, respectively, of unamortized deferred loan costs associated with its various debt obligations. These costs are included in deferred charges and other in the accompanying consolidated balance sheet and are being charged to financing costs and expensed over the life of the related debt issuances.